 Centennial Specialty Foods Corporation Addresses Stock and Southern California Status

DENVER, COLORADO  - February 6, 2004

Centennial  Specialty Foods  Corporation  (Nasdaq:  CHLE; Boston Stock Exchange:
CSJ) last week  experienced  significantly  higher  trading volume in its stock, with volume for the week  totaling  over 200,000  shares,  amid a decline in its price.  Centennial  is  confirming  by this  release  that there is no  material non-public  information the company is aware of to cause this price  volatility.
Centennial  is  continuing  to execute its business  plan and to  implement  its strategy to enter new geographic markets with its premium Stokes products.

As previously  discussed in a press  release dated January 4, 2004,  the grocery workers strike in Southern California is continuing. The strike was initiated in the fourth quarter of 2003 and has impacted many of the major grocery retailers'
operations,  both in Southern  California and surrounding  areas.  With Southern
California being a significant  expansion market for Centennial,  certain delays in  opportunities  to expand are being  experienced  by  Centennial  in Southern
California  .  Some  area  grocery   retailers   are   currently  not  accepting
appointments  to review new  product  additions.  Other  grocery  retailers  are accepting  appointments  to review  new  products,  but will not be  introducing approved new products onto their shelves until the strike ends.

Centennial has previously had one major retailer approve its Stokes products for sale in Southern and Northern  California,  and at the end of January 2004,  our
first shipments were made to Northern  California Safeway stores.  Centennial is working  with the major and several  smaller  grocery  retailers in the Southern
California  area,  though  delays are expected in getting its products  onto the
major   retailers'   shelves.   Centennial   continues  to  take   advantage  of
opportunities  as  grocery  retailers  present  them.  Centennial  is  reviewing expansion opportunities in other markets that may offer a more timely, strategic fit  for  sales  of its  products.  However,  based  on  California's  size  and population,  it continues to be a significant  focus for Centennial.  Centennial expects to continue  laying the  groundwork  for market  rollout  with the three major retailers in Southern California.  In the meantime,  Centennial is working to introduce its products in Southern California through grocery retailers other than the three largest retailers.

Centennial is simultaneously  filing a Form 8-K with the Securities and Exchange
Commission  that  discusses  the  above  items  in  more  detail  Investors  are encouraged to review the Form 8-K on the SEC's web site at www.sec.gov  for more information.

Centennial  Specialty  Foods  Corporation is a manufacturer  and  distributor of ethnic  Southwestern  food products.  Its products are sold under the Stokes and
Ellis  labels,  two  well-known  Southwestern  brands  that date back almost 100 years.  Principal channels of distribution for Centennial's products are grocery retailers,  superstores  and club  stores in Colorado  and, to a lesser  extent, several major metropolitan  markets in adjoining states.  More information about
Centennial  can be  found  on its  website  at  www.centennialspecialtyfoods.com
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Note Regarding Forward Looking Statements:

Certain  matters  discussed in this press release could contain  forward-looking information  that  involves  risks and  uncertainties  that could  cause  actual results  to differ  materially  from  current  trends or  expected  results.  We identify forward looking  statements  through our use of words such as "expect,"
"believe," "project," "anticipate," and similar expressions.  The risks that may affect our ability to achieve  forward-looking  statements  are discussed in our final prospectus in the section entitled "Risk Factors" and other documents that are on file with the Securities and Exchange Commission.

For further  information  please  contact  Stephanie  Hinkle,  (720)488-5409  at
Preserve Communications Services or Jeffrey Nieder, (303) 414-4613 at Centennial
Specialty Foods Corporation

Stokes  and  Ellis are  registered  trademarks  of  Centennial  Specialty  Foods
Corporation.

SOURCE:  Centennial Specialty Foods Corporation